                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        ______________________________
                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 16, 2005

                          Structured Products Corp.

            (Exact name of registrant as specified in its charter)

           Delaware                001-31639                13-3692801
           (State or other         (Commission              (IRS Employer
           jurisdiction of         File Number)             Identification
           incorporation or                                 Number)
           organization)

           388 Greenwich Street, New York, New York         10013
           (Address of principal executive offices)      (Zip Code)
           Registrant's telephone number including area code (212) 816-7496.

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      [ ] Written communications pursuant to Rule 425 under the Securities
      Act (17CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17CFR 240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

      This  current  report  on Form 8-K  relates  to a  distribution  made to holders  of the  Certificates  issued  by the  CorTS  Trust  II for Ford
      Notes.

      The  issuer of the  underlying  securities,  or  guarantor  thereof,  or
      successor  thereto,  as  applicable,   is  subject  to  the  information
      reporting  requirements  of the  Securities  Exchange  Act of  1934,  as
      amended (the "Exchange  Act").  Periodic  reports and other  information required to be filed  pursuant to the Exchange Act, by the issuer of the underlying  securities,  or guarantor thereof,  or successor thereto, as applicable,  may  be  inspected  and  copied  at  the  public  reference facilities  maintained by the  Securities and Exchange  Commission  (the
      "Commission")  at 450 Fifth Street,  N.W.,  Washington,  D.C. 20549. The
      Commission   also   maintains   a  site  on  the   World   Wide  Web  at
      "http://www.sec.gov"  at which  users  can view and  download  copies of reports,  proxy and information  statements and other  information filed electronically  through the  Electronic  Data  Gathering,  Analysis  and
      Retrieval  system.  Neither  Structured  Products  Corp. nor the trustee has  participated  in the  preparation of such reporting  documents,  or made any due  diligence  investigation  with respect to the  information provided therein.  Neither Structured Products Corp. nor the trustee has verified  the  accuracy or  completeness  of such  documents or reports.
      There  can be no  assurance  that  events  affecting  the  issuer of the underlying  securities,  or guarantor thereof,  or successor thereto, as applicable,  or the underlying  securities have not occurred or have not
      yet  been  publicly   disclosed  which  would  affect  the  accuracy  or
      completeness of the publicly available documents described above.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits:

1.    Trustee's Report with respect to the January 16, 2005 Distribution Date for the CorTS Trust II for Ford Notes

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:     /s/ Mark C. Graham
                                        Name:   Mark C. Graham
                                        Title:  Authorized Signatory

January 16, 2005

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the January 16, 2005              5
         Distribution Date for the CorTS Trust II for Ford Notes

                                 Exhibit 1

To the Holders of:
CorTS Trust II for Ford Notes
8.000% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22082K209

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for
Ford Notes, hereby gives notice with respect to the Distribution Date of
January 16, 2005 (the "Distribution Date") as follows:

1.   The amount of the distribution payable to the Certificateholders on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

           Principal        Interest         Total Distribution
           $  0.000000      $ 1.000000       $ 1.000000

2.   The amount of aggregate interest due and not paid as of the Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $235,795,000 aggregate principal amount of  Ford Motor Company 7.45%
     Global Landmark Securities due July 16, 2031 (the "Term Assets") are held for the above trust.

5.   At the close of business on the Distribution Date, 8,783,363 Certificates representing $219,584,075 aggregate Certificate Principal Balance were outstanding.

6.   The current rating of the Term Assets is not provided in this report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National
Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the
CUSIP number nor is any representation made as to its correctness.  It is included solely for the convenience of the Holders.